PRESS RELEASE
FOR IMMEDIATE RELEASE

For further information, contact:  W. Harold Parker, Jr.       (919) 683-7631


                                                   July 17, 1995


              CCB FINANCIAL CORPORATION REPORTS EARNINGS


          Durham, North Carolina------For the second quarter ended June 30, 1995, excluding one-time merger-related expense of $.49 per share, income per share was $1.11, an increase of 29.1% over $.86 in the second quarter of 1994. Results for prior periods have been restated for the acquisition of Security Capital Bancorp on May 19, 1995 which was accounted for as a pooling of interests. Returns on assets and equity, excluding the merger-related expense, were 1.39% and 16.85%, respectively, in the 1995 period, compared to 1.27% and 13.81%, respectively, in the 1994 period.

          For the six months ended June 30, 1995, excluding the above merger-related expense, income per share was $2.10, an increase of 28.8% over $1.63 as restated in the comparable period of 1994. Returns on assets and equity, excluding the merger-related expense, were 1.34% and 16.47%, respectively, in the 1995 period, compared to 1.22% and 13.28%, respectively, in the 1994 period.

          E.C. Roessler, President and CEO of CCB Financial Corporation, commented: "Our performance for the first half of 1995 was strong, both in terms of the growth of our businesses and in the efficiency of our operations. The one-time merger-related expense of $7.3 million after tax was slightly below our estimate. The on-going annual savings from the combination with Security Capital are expected to exceed the merger-related expense, with the full benefits of the savings being realized before year-end 1995."

          Roessler further commented: "Our combination with Security Capital has been successful to date. All loan, deposit, branch and ATM systems were successfully converted to our systems during the weekend of May 19, 1995. We are moving forward to achieve the additional opportunities available to us."

          CCB Financial Corporation is the bank holding company for Central Carolina Bank and Trust Company and Graham Savings
Bank, Inc., SSB which in total operate 157 offices located primarily in the Piedmont section of North Carolina.



     Nasdaq National Market Symbol:  CCBF


CCB FINANCIAL CORPORATION
Financial Summary (1)
Unaudited
(In Thousands Except Share and Per Share Data)

                                                          Three Months Ended
Income Statement                             6/30/95  3/31/95   12/31/94  9/30/94    6/30/94
Loan and lease income (TE)                 $  77,019   73,652     69,434   62,217     58,214
Securities income (TE)                        17,058   18,317     17,773   16,197     16,099
Other interest income                          3,724    3,190      3,186    1,829      1,578
Total interest income (TE)                    97,801   95,159     90,393   80,243     75,891

Savings/NOW expense                            2,913    2,881      2,979    2,818      2,541
Money market account expense                  12,742   12,107     10,625    8,479      7,387
Jumbo CD expense                               4,439    4,379      3,203    2,621      2,020
Consumer time deposit expense                 22,599   19,353     18,491   15,462     14,931
Interest expense on deposits                  42,693   38,720     35,298   29,380     26,879
Fed funds, master notes and
  repurchase agreements                          621      519        478      344        255
Other short-term borrowed funds expense          534      899        809      309         71
Long-term debt interest expense                1,538    1,533      1,741    1,544      1,577
Total interest expense                        45,386   41,671     38,326   31,577     28,782

Net interest income (TE)                      52,415   53,488     52,067   48,666     47,109
Provision for loan and lease losses            1,599    2,150      3,210    2,422      2,308
Net interest income after provision (TE)      50,816   51,338     48,857   46,244     44,801

Service charges on deposits                    6,174    6,178      6,129    5,832      5,756
Other service charges and fees                   844    1,067        682      799        867
Trust income                                   1,499    1,728      2,407    1,810      2,301
Insurance commissions                            946      897        562      644        768
Merchant discount                              1,153    1,109      1,067      982        927
Accretion of negative goodwill                   839      839        825      825        847
Other                                          2,156    1,856        661      669        654
Securities gains (losses)                        349  (1,326)        382     (76)          6
Total other income                            13,960   12,348     12,715   11,485     12,126

Personnel expense                             19,795   19,878     18,466   19,197     17,511
Occupancy                                      2,643    2,935      2,919    2,800      2,719
Equipment                                      2,599    2,619      2,506    2,587      2,460
Foreclosed property expense                      129      732        400      473        611
Deposit and other insurance                    2,377    2,410      2,423    2,207      2,206
Amortization of intangible assets              1,048      947        947      643        643
Other                                          8,813    9,524     11,342   10,128      9,215
Merger-related expense (1)                    10,333        -          -        -          -
Total other expenses                          47,737   39,045     39,003   38,035     35,365

Income before income taxes (TE)               17,039   24,641     22,569   19,694     21,562
Tax equivalent adjustment                      2,194    2,292      2,134    1,847      1,769
Income before income taxes                    14,845   22,349     20,435   17,847     19,793
Income taxes (2)                               5,657    7,450      6,550   11,739      6,582
Net income                                 $   9,188   14,899     13,885    6,108     13,211

              Per Share Data
Net income (1)                             $     .62      .99        .91      .40        .86
Cash dividends                                   .34      .34        .34      .34        .32
Book value                                     27.02    26.21      24.75    24.97      25.01
Tangible book value                            24.45    23.80      22.27    22.50      23.53
Market value (3):
High                                           42.75    38.75      44.00    44.50      40.00
Low                                            38.00    34.00      32.75    39.25      33.25
Close                                          41.75    38.50      34.75    43.50      39.75
Page 1

CCB FINANCIAL CORPORATION
Financial Summary (1)
Unaudited
(In Thousands Except Share and Per Share Data)

                                                                    Three Months Ended
Ratios                                              6/30/95       3/31/95       12/31/94     9/30/94      6/30/94
Income before merger-related expense (1):
Return on average assets                                1.39 %         1.28          1.18          .57         1.27
Return on average equity                               16.85          16.06         14.45         6.25        13.81
Net interest margin                                     4.69           4.84          4.77         4.90         4.83
Average equity to average assets                        8.23           8.00          8.20         9.13         9.20

Operating Efficiency Ratios
As a percentage of average assets
 (excluding merger-related expense (1)):
Noninterest income                                      1.17 %         1.06          1.08         1.07         1.17
Personnel expense                                       1.67           1.71          1.58         1.79         1.68
Occupancy and equipment expense                          .44            .48           .46          .50          .50
Other operating expense                                 1.04           1.17          1.29         1.26         1.22
Noninterest expense                                     3.15           3.36          3.33         3.55         3.40
Net overhead (noninterest exp. less
  noninterest inc.)                                     1.98 %         2.30          2.25         2.48         2.23
Noninterest expense as a percentage of net
  interest income (TE) and other income                56.35 %        59.31         60.21        63.23        59.70
Average assets per employee (in millions)       $       2.45           2.35          2.32         2.07         2.09

Average Balances
Assets                                          $  4,766,714      4,705,209     4,650,318    4,243,985    4,172,223
Loans and lease financing (all domestic)           3,263,187      3,193,844     3,087,250    2,836,946    2,719,111
Investment securities:
Taxable (4)                                          884,813        957,620       956,946      916,263      970,270
Tax-exempt                                            80,331         82,575        74,766       65,414       60,059
Earning assets (4)                                 4,466,109      4,429,264     4,354,612    3,970,266    3,902,676
Deposits:
Demand deposits (noninterest-bearing)                494,604        466,311       482,024      450,175      453,704
Savings/NOW accounts                                 484,405        490,695       506,321      490,678      496,098
Money market accounts                              1,229,837      1,225,716     1,187,519    1,080,815    1,046,715
Jumbo CD's                                           280,833        297,054       240,005      221,084      202,786
Consumer time deposits                             1,621,210      1,565,397     1,563,952    1,374,488    1,373,375
Total deposits                                     4,110,889      4,045,173     3,979,821    3,617,240    3,572,678
Fed funds, master notes and
  repurchase agreements                               49,190         44,145        45,713       40,536       37,988
Other short-term borrowed funds                       34,530         62,881        61,216       26,476       10,838
Long-term debt                                        87,033         88,084        94,137       85,689       84,472
Interest-bearing liabilities                       3,787,038      3,773,972     3,698,863    3,319,766    3,252,272
Shareholders' equity                                 392,491        376,298       381,192      387,560      383,800

Share Data
Common shares outstanding                         14,899,625     14,990,938    14,996,828   15,401,078   15,387,860
Weighted average shares outstanding:
Primary                                           14,923,787     14,998,166    15,278,010   15,391,484   15,378,110
Fully diluted                                     14,923,787     14,998,166    15,278,010   15,391,484   15,378,110
Page 2

CCB FINANCIAL CORPORATION
Financial Summary (1)
Unaudited
(In Thousands Except Share and Per Share Data)

                                                  As Of Or For The Three Months Ended
Reserve For Loan  Losses                   6/30/95   3/31/95   12/31/94  9/30/94     6/30/94
Beginning balance                       $   41,985    40,600    38,994     35,439     34,177
Provision for loan and lease losses          1,599     2,150     3,210      2,422      2,308
Reserves related to acquisitions                 -         -         -      2,054          -
Recoveries                                     407       423       496        505        415
Charge-offs                                (1,711)   (1,188)   (2,100)    (1,426)    (1,461)
Ending balance                          $   42,280    41,985    40,600     38,994     35,439


Non-Performing and Risk Assets
Nonperforming assets:
Beginning balance                       $   13,069    15,950    19,960     20,773     21,012
Activity during the quarter:
Additions                                    1,464     1,360     1,578      4,215      3,749
Payments or sales                          (1,199)   (3,727)   (4,675)    (4,643)    (3,792)
Return to performing status                      -         -      (16)      (128)          -
Charge-offs or write-downs                   (750)     (514)     (897)      (257)      (196)
       Net increase (decrease)               (485)   (2,881)   (4,010)      (813)      (239)

Ending balance comprised of:
Nonaccrual loans and leases                  9,690     9,200    10,835     12,501     14,308
Foreclosed real estate                       2,894     3,869     5,115      7,459      6,465
       Total nonperforming assets           12,584    13,069    15,950     19,960     20,773

Restructured loans and lease financing           -       379       129         69        162
Ninety day past due and accruing             2,605     4,616     3,913      2,188      2,469
                                        $   15,189    18,064    19,992     22,217     23,404

Asset Quality Ratios
Total risk assets to:
Total loans and foreclosed real estate         .47 %     .56       .63        .73        .84
Total assets                                   .31       .38       .42        .48        .56
Loan loss reserve to total risk assets        2.78 x    2.32      2.03       1.76       1.51
Net charge-offs to average loans               .16 %     .10       .21        .13        .15
Loan loss reserve to total loans              1.32      1.30      1.29       1.29       1.27

Other Information
Number of banking offices                      157       158       158        158        152
Number of employees                          1,942     2,005     2,001      2,052      1,996
Number of ATM's                                119       119       119        119        117
Intangible assets:
Goodwill                                $   31,946    32,474    33,285     37,156     21,953
Deposit base premium                         6,388     3,671     3,845        796        824
Negative goodwill                           27,272    28,111    28,950     29,789     30,628
Parent Company's investment
  in subsidiaries                          419,402   403,011   399,003    396,737    396,734
Cash dividends                               6,358     4,393     4,393      4,525      4,336
Page 3

CCB FINANCIAL CORPORATION
Financial Summary (1)
Unaudited
(In Thousands Except Share and Per Share Data)

                                           Six Months Ended June 30     Increase (Decrease)
            Income Statement                   1995         1994       Amount         %
Loan and lease income (TE)               $    150,671       112,259     38,412        34.2
Securities income (TE)                         35,375        31,113      4,262        13.7
Other interest income                           6,914         3,348      3,566       106.5
Total interest income (TE)                    192,960       146,720     46,240        31.5

Savings/NOW expense                             5,794         4,883        911        18.7
Money market account expense                   24,849        13,911     10,938        78.6
Jumbo CD expense                                8,818         3,810      5,008       131.4
Consumer time deposit expense                  41,952        30,125     11,827        39.3
Interest expense on deposits                   81,413        52,729     28,684        54.4
Fed funds, master notes and
  repurchase agreements expense                 1,140           417        723       173.4
Other short-term borrowed funds expense         1,433           133      1,300       977.4
Long-term debt interest expense                 3,071         3,182      (111)       (3.5)
Total interest expense                         87,057        56,461     30,596        54.2

Net interest income (TE)                      105,903        90,259     15,644        17.3
Provision for loan and lease losses             3,749         3,647        102         2.8
Net interest income after provision (TE)      102,154        86,612     15,542        17.9

Service charges on deposits                    12,352        11,492        860         7.5
Other service charges and fees                  1,911         1,792        119         6.6
Trust income                                    3,227         4,721    (1,494)      (31.6)
Insurance commissions                           1,843         1,643        200        12.2
Merchant discount                               2,262         1,814        448        24.7
Accretion of negative goodwill                  1,678         1,701       (23)       (1.4)
Other                                           4,012         1,518      2,494       164.3
Securities gains (losses)                       (977)           105    (1,082)         N/A
Total other income                             26,308        24,786      1,522         6.1

Personnel expense                              39,673        35,297      4,376        12.4
Occupancy                                       5,578         5,483         95         1.7
Equipment                                       5,218         5,197         21          .4
Foreclosed property expense                       861           777         84        10.8
Deposit and other insurance                     4,787         4,363        424         9.7
Amortization of intangible assets               1,995         1,286        709        55.1
Other                                          18,337        17,846        491         2.8
Merger-related expense (1)                     10,333             -     10,333         N/A
Total other expenses                           86,782        70,249     16,533        23.5

Income before income taxes (TE)                41,680        41,149        531         1.3
Tax equivalent adjustment                       4,486         3,476      1,010        29.1
Income before income taxes                     37,194        37,673       (479)       (1.3)
Income taxes                                   13,107        12,555        552         4.4
Net income                               $     24,087        25,118     (1,031)       (4.1)

             Per Share Data
Net income (1)                           $       1.61          1.63       (.02)       (1.2)
Cash dividends per share                          .68           .64        .04         6.3
Page 4

CCB FINANCIAL CORPORATION
Financial Summary (1)
Unaudited
(In Thousands Except Share and Per Share Data)

                                                Six Months Ended June 30
                 Ratios                           1995           1994
Income before merger-related expense (1):
Return on average assets                           1.34%         1.22
Return on average equity                          16.47         13.28
Net interest margin                                4.78          4.67
Average equity to average assets                   8.12          9.20

                                                  As of June 30                YTD Averages
            Balance Sheet Data                  1995           1994         1995        1994

Assets                                    $   4,837,995     4,178,795    4,736,131   4,145,922
Loans and lease financing                     3,197,549     2,781,240    3,228,707   2,682,655
Securities held for investment:
Book value                                       77,763       148,120       82,804     192,020
Market value                                     81,302       143,273            -           -
Securities available for sale (4)               848,446       836,128      919,658     822,455
Earning assets (4)                            4,539,388     3,904,154    4,447,788   3,878,859
Deposits:
Demand deposits (noninterest-bearing)           525,373       465,561      480,536     441,449
Savings/NOW accounts                            490,499       489,652      487,532     492,144
Money market accounts                         1,244,809     1,053,500    1,227,788   1,032,827
Jumbo CD's                                      261,588       200,759      288,898     202,701
Consumer time deposits                        1,642,896     1,363,739    1,593,458   1,382,598
Total deposits                                4,165,165     3,573,211    4,078,212   3,551,719
Fed funds purchased, master notes and
  repurchase agreements                          54,977        39,445       46,682      35,232
Other short-term borrowed funds                  39,387        13,072       48,627      11,220
Capital debt                                     32,985        40,000       32,985      40,000
Other long-term debt                             54,316        42,781       54,571      44,781
Interest-bearing liabilities                  3,821,456     3,242,948    3,780,541   3,241,503
Shareholders' equity                            402,621       384,897      384,439     381,368
Fair value adjustment included in
  shareholders' equity                            3,159       (8,382)       11,771       (519)

                                             Six Months Ended June 30
               Share Data                      1995           1994
Weighted average shares outstanding:
Primary                                      14,960,977    15,373,892
Fully diluted                                14,960,977    15,373,892

        Reserve For Loan  Losses
Beginning balance                         $      40,600        34,190
Provision for loan and lease losses               3,749         3,647
Recoveries                                          830         1,017
Charge-offs                                     (2,899)       (3,415)
Ending balance                            $      42,280        35,439
Page 5

CCB FINANCIAL CORPORATION
Financial Summary (1)
Unaudited
(In Thousands Except Share and Per Share Data)

                                                    Six Months Ended June 30
        Operating Efficiency Ratios                   1995           1994
As a percentage of average assets
(excluding merger-related expense (1)):
Noninterest income                                     1.12  %       1.21
Personnel expense                                      1.69          1.72
Occupancy and equipment expense                         .46           .52
Other operating expense                                1.11          1.18
Noninterest expense                                    3.26          3.42
Net overhead (noninterest expense less
  noninterest income)                                  2.14  %       2.21
Noninterest expense as a percentage of net
 interest income (TE) and other income                57.82  %      61.06
Average assets per employee (in millions)   $          2.44          2.05

                                                    As of June 30             Year-End
                                                   1995           1994          1994
           Risk-Adjusted Capital                 (Estimated)
On-balance sheet risk assets                $     3,163,902     2,695,386     3,056,619
Off-balance sheet risk assets                       179,463       266,712       236,318
Total risk-adjusted assets                        3,343,365     2,962,098     3,292,937

Tier I capital                                      359,334       370,525       351,474
Tier II capital                                      75,265        68,423        40,624
Total capital                                       434,599       438,948       392,098

Tier I capital ratio                                  10.75 %       12.61         10.80
Total capital ratio                                   13.00         14.93         12.04
Leverage capital ratio                                 7.60          8.55          7.26


(1) All amounts prior to June 30, 1995 are restated for CCB Financial Corporation's May 19, 1995 merger with Security Capital Bancorp which was accounted for as a pooling-of-interests. Merger-related expense includes severance and other employee benefit costs, costs related to branch closures, systems conversion costs and other restructuring and transaction related expenses. The after-tax effect of the merger-related expense was $7,304,000 or $.49 per share.
(2) Income taxes for the quarter ended September 30, 1994 included a one-time charge of approximately $5,600,000 of deferred tax liabilities recorded in anticipation of the merger of Security Capital's three savings bank subsidiaries into its commercial bank subsidiary.
(3)  Nasdaq National Market Symbol:  CCBF
(4) Average balances exclude the mark-to-market adjustment for Financial Accounting Standard No. 115.
Page 6


CCB FINANCIAL CORPORATION
Average Balances and Net Interest Income Analysis
Three Months Ended June 30, 1995 and 1994
(Taxable Equivalent Basis-In Thousands) (1)

                                                     1995
                                                     Interest  Average
                                         Average     Income/   Yield/
                                         Balance     Expense   Rate
Earning assets:
Loans and lease financing (2)         $  3,263,187    77,019      9.46 %
U.S. Treasury and agency
  obligations (3)                          854,109    14,506      6.79
States and political
  subdivision obligations                   80,331     2,007     10.02
Equity and other securities (3)             30,704       545      7.10
Federal funds sold and other
  short-term investments                   189,625     2,953      6.25
Time deposits in other banks                48,153       771      6.42
    Total earning assets (3)             4,466,109    97,801      8.77

Non-earning assets:
Cash and due from banks                    173,874
Premises and equipment                      66,397
All other assets, net                       60,334
    Total assets                      $  4,766,714

Interest-bearing liabilities:
Savings and time deposits             $  3,616,285    42,693      4.74 %
Federal funds purchased, master notes
 and securities sold under
 agreements to repurchase                   49,190       621      5.06
Other short-term borrowed funds             34,530       534      6.21
Long-term debt                              87,033     1,538      7.09
 Total interest-bearing liabilities      3,787,038    45,386      4.81

  Other liabilities and shareholders'
                              equity:
Demand deposits                            494,604
Other liabilities                           92,581
Shareholders' equity                       392,491
 Total liabilities and
  shareholders' equity                $  4,766,714

Net interest income and net interest
margin (4)                                        $   52,415      4.69 %

Interest rate spread (5)                                          3.96 %


CCB FINANCIAL CORPORATION
Average Balances and Net Interest Income Analysis, Continued
Three Months Ended June 30, 1995 and 1994
(Taxable Equivalent Basis-In Thousands) (1)

                                                     1994
                                                     Interest  Average
                                         Average     Income/   Yield/
                                         Balance     Expense   Rate
Earning assets:
Loans and lease financing (2)         $  2,719,111    58,214      8.58 %
U.S. Treasury and agency
  obligations (3)                          940,139    14,018      5.96
States and political
  subdivision obligations                   60,059     1,600     10.66
Equity and other securities (3)             30,131       481      6.38
Federal funds sold and other
  short-term investments                   115,173     1,133      3.95
Time deposits in other banks                38,063       445      4.69
    Total earning assets (3)             3,902,676    75,891      7.79

Non-earning assets:
Cash and due from banks                    160,607
Premises and equipment                      62,734
All other assets, net                       46,206
    Total assets                      $  4,172,223

Interest-bearing liabilities:
Savings and time deposits             $  3,118,974    26,879      3.46 %
Federal funds purchased, master notes
 and securities sold under
 agreements to repurchase                   37,988       255      2.69
Other short-term borrowed funds             10,838        71      2.63
Long-term debt                              84,472     1,577      7.47
 Total interest-bearing liabilities      3,252,272    28,782      3.55

Other liabilities and shareholders' equity:
Demand deposits                            453,704
Other liabilities                           82,447
Shareholders' equity                       383,800
 Total liabilities and
  shareholders' equity                $  4,172,223

Net interest income and net interest
margin (4)                                          $ 47,109      4.83 %

Interest rate spread (5)                                          3.96 %

(1) The taxable equivalent basis is computed using 35% federal and 7.75% state tax rates in 1995 and 35% federal and 7.83% state tax rates in 1994 where applicable. All amounts prior to June 30, 1995 are restated for CCB Financial Corporation's May 19, 1995 merger with Security Capital Bancorp which was accounted for as a pooling-of-interests.
(2) The average loan and lease financing balances include non-accruing loans and lease financing. Loan fees of $2,540,000 and $2,140,000 for 1995 and 1994, respectively, are included in interest income.
(3) The average balances for debt and equity securities exclude the effect of their mark-to-market adjustment, if any.
(4) Net interest margin is computed by dividing net interest income by total earning assets.
(5) Interest rate spread equals the earning asset yield minus the interest-bearing liability rate.
Page 7

CCB FINANCIAL CORPORATION
Average Balances and Net Interest Income Analysis
Six Months Ended June 30, 1995 and 1994
(Taxable Equivalent Basis-In Thousands) (1)

                                                             1995
                                                            Interest   Average
                                               Average      Income/    Yield/
                                               Balance      Expense    Rate
Earning assets:
Loans and lease financing (2)               $ 3,228,707     150,671     9.39 %
U.S. Treasury and agency
  obligations (3)                               890,293      30,196     6.78
States and political
  subdivision obligations                        81,447       4,090    10.13
Equity and other securities (3)                  30,722       1,089     7.09
Federal funds sold and other
  short-term investments                        173,216       5,497     6.40
Time deposits in other banks                     43,403       1,417     6.58
    Total earning assets (3)                  4,447,788     192,960     8.72

Non-earning assets:
Cash and due from banks                         168,158
Premises and equipment                           65,985
All other assets, net                            54,200
    Total assets                            $ 4,736,131

Interest-bearing liabilities:
Savings and time deposits                   $ 3,597,676      81,413     4.56 %
Federal funds purchased, master notes
 and securities sold under
 agreements to repurchase                        46,682       1,140     4.92
Other short-term borrowed funds                  48,627       1,433     5.94
Long-term debt                                   87,556       3,071     7.02
 Total interest-bearing liabilities           3,780,541      87,057     4.64

Other liabilities and shareholders' equity:
Demand deposits                                 480,536
Other liabilities                                90,615
Shareholders' equity                            384,439
 Total liabilities and
  shareholders' equity                      $ 4,736,131

Net interest income and net interest
margin (4)                                              $   105,903     4.78 %

Interest rate spread (5)                                                4.08 %

CCB FINANCIAL CORPORATION
Average Balances and Net Interest Income Analysis, Continued
Six Months Ended June 30, 1995 and 1994
(Taxable Equivalent Basis-In Thousands) (1)

                                                             1994
                                                            Interest   Average
                                               Average      Income/    Yield/
                                               Balance      Expense    Rate
Earning assets:
Loans and lease financing (2)               $ 2,682,655     112,259     8.42 %
U.S. Treasury and agency
  obligations (3)                               911,895      26,623     5.89
States and political
  subdivision obligations                        60,238       3,252    10.89
Equity and other securities (3)                  42,342       1,238     5.85
Federal funds sold and other
  short-term investments                        139,381       2,478     3.59
Time deposits in other banks                     42,348         870     4.14
    Total earning assets (3)                  3,878,859     146,720     7.60

Non-earning assets:
Cash and due from banks                         162,152
Premises and equipment                           61,957
All other assets, net                            42,954
    Total assets                            $ 4,145,922

Interest-bearing liabilities:
Savings and time deposits                   $ 3,110,270      52,729     3.42 %
Federal funds purchased, master notes
 and securities sold under
 agreements to repurchase                        35,232         417     2.39
Other short-term borrowed funds                  11,220         133     2.39
Long-term debt                                   84,781       3,182     7.50
 Total interest-bearing liabilities           3,241,503      56,461     3.51

Other liabilities and shareholders' equity:
Demand deposits                                 441,449
Other liabilities                                81,602
Shareholders' equity                            381,368
 Total liabilities and
  shareholders' equity                      $ 4,145,922

Net interest income and net interest
margin (4)                                              $    90,259     4.67 %

Interest rate spread (5)                                                4.09 %


(1) The taxable equivalent basis is computed using 35% federal and 7.75% state tax rates in 1995 and 35% federal and 7.83% state tax rates in 1994 where applicable. All amounts prior to June 30, 1995 are restated for CCB Financial Corporation's May 19, 1995 merger with Security Capital Bancorp which was accounted for as a pooling-of- interests.
(2) The average loan and lease financing balances include non-accruing loans and lease financing. Loan fees of $4,597,000 and $3,852,000 for 1995 and 1994, respectively, are included in interest income.
(3) The average balances for debt and equity securities exclude the effect of their mark-to-market adjustment, if any.
(4) Net interest margin is computed by dividing net interest income by total earning assets.
(5) Interest rate spread equals the earning asset yield minus the interest-bearing liability rate.
Page 8